Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Emerging Markets Income Fund	FMKAX	FAEMX	FBEMX	FMKCX	FMKIX
Fidelity Advisor Mid Cap II Fund	FIIAX	FITIX	FIIBX	FIICX	FIIMX
Fidelity Advisor New Insights Fund	FNIAX	FNITX	FNIBX	FNICX	FINSX

Funds of Fidelity Advisor Series I, Fidelity Advisor Series VIII, and Fidelity Contrafund

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2015

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces similar information found in the "Description of the Trusts" section.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of Fidelity Advisor Mid Cap II Fund and Fidelity Advisor New Insights Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Advisor Emerging Markets Income Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Mid Cap II Fund and Fidelity Advisor New Insights Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

ACOM12B-16-01  February 12, 2016
1.863512.110